Exhibit 10.21 RESTRICTED SHARE UNIT AWARD AGREEMENT PHYSICIANS REALTY TRUST 2013 EQUITY INCENTIVE PLAN 1. Grant of Award. Pursuant to the Physicians Realty Trust 2013 Equity Incentive Plan, as amended and restated (the “Plan”) for Employees, Consultants, and Outside Trustees of Physicians Realty Trust, a Maryland real estate investment trust (the “Company”), the Company grants to _____________________ (the “Participant”) an Award of Restricted Share Units in accordance with Section 6.5 of the Plan. The number of Restricted Share Units awarded under this Restricted Share Unit Award Agreement (the “Agreement”) is _____________________ (__________) units (the “Awarded Units”). Each Restricted Share Unit represents the right to receive one Common Share if the Restricted Share Unit becomes vested and nonforfeitable in accordance with Sections 3 and 4 of this Agreement. The “Date of Grant” of this Award is _____________________. The Participant shall have no rights as a shareholder of the Company, no dividend rights and no voting rights with respect to the Restricted Share Units or the Common Shares underlying the Restricted Share Units unless and until the Restricted Share Units become vested and nonforfeitable and such Common Shares are delivered to the Participant in accordance with Section 6 of this Agreement. The Participant is not required to pay any cash consideration for the grant of the Restricted Share Units. 2. Subject to Plan. This Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control; provided that, in the event of any conflict among this Agreement, the Plan and an Employment Agreement in effect between the Company and the Participant (the “Employment Agreement”), the terms of the Employment Agreement shall control to the extent that it results in accelerated vesting of the Restricted Share Units, and it shall not result in a delay of any vesting or in any non-vesting of any Restricted Share Units that otherwise would occur under the terms of the standard vesting provisions contained in Section 3 of this Agreement. The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan. This Agreement is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing. 3. Vesting. _____________________ of the Awarded Units will vest on _____________________, provided the Participant is actively employed on such date, and the remaining one-half of the Awarded Units will vest on _____________________, provided the Participant is actively employed on such date. 4. Forfeiture of Awarded Units. a. In General. Except as otherwise provided in this Section 4, or the Employment Agreement (if applicable), Awarded Units that are not vested in accordance with Section 3 shall be forfeited on the date of the Participant’s Termination of Service. Upon forfeiture, all of the Participant’s rights and interest with respect to the forfeited Awarded Units shall cease and terminate, without any further obligations on the part of the Company.

b. Death or Total and Permanent Disability. In the event that the Participant’s Termination of Service is due to death or Total and Permanent Disability at a time that the Participant’s Awarded Units have not yet vested, the Participant’s Awarded Units shall vest in full and become nonforfeitable. c. Termination without Cause, for Good Reason or Non-Renewal. In the event that the Participant’s Termination of Service is due to involuntary termination by the Company without "Cause" (as such term is defined in the Employment Agreement), termination by the Participant for "Good Reason" (as such term is defined in the Employment Agreement) or non-renewal of the Employment Agreement by the Company as provided in the Employment Agreement at a time that the Participant’s Awarded Units have not yet vested, the Participant's Awarded Units shall vest in full and become nonforfeitable. d. Change in Control. In the event of a Change in Control, the surviving or successor entity (or its parent corporation) may continue or assume this Award or may convert this Award into a replacement award, which award will remain outstanding and be governed by its terms. If and to the extent that this Award is not continued, assumed or converted into a replacement award or awards in connection with such Change in Control, the Participant's Awarded Units shall vest in full and become nonforfeitable. 5. Restrictions on Transfer of Awarded Units. Subject to the provisions of the Plan and the terms of this Agreement, the Participant shall not be permitted to sell, transfer, pledge, hypothecate, margin, assign or otherwise encumber any of the Awarded Units, related rights to dividend equivalents or any other rights relating thereto, and the Awarded Units, related rights to dividend equivalents and other rights relating thereto, shall not be subject to execution, attachment, lien, or similar process; provided, however, the Participant will be entitled to designate a beneficiary or beneficiaries to receive any settlement in respect of the Awarded Units upon the death of the Participant, in the manner and to the extent permitted by the Committee. Any purported transfer or other transaction not permitted under this Section 5 shall be deemed null and void. 6. Timing and Manner of Settlement of Awarded Units. a. Settlement Timing. Unless and until the Awarded Units become vested and nonforfeitable in accordance with Sections 3 and 4 of the Agreement, the Participant will have no right to settlement of any such Awarded Units. Awarded Units will be settled under the Agreement by the Company delivering to the Participant (or his beneficiary in the event of death) a number of Common Shares equal to the number of Awarded Units that have become vested and nonforfeitable in accordance with Section 3 or 4 of the Agreement and are to be settled at the applicable settlement date. In the case of Awarded Units that become vested and nonforfeitable upon an anniversary of the Date of Grant in accordance with Section 3, such Awarded Units will be settled at a date that is as prompt as practicable after the date of the applicable anniversary of the Date of Grant but in no event later than two and one-half (2 1/2) months after the end of the calendar year in which the applicable anniversary occurs. The settlement of Awarded Units that become vested and nonforfeitable in accordance with Section 4(b) or 4(c) will be made at a date that is as prompt as practicable after the Participant’s Termination of Service but in no event later than two and one-half (2 1/2) months after the end of the calendar year in which Termination of Service occurred. The settlement of Awarded Units that become vested and nonforfeitable in accordance with Section 4(d) will be made on or before the Change in Control. b. Manner of Settlement. The Company may make delivery of Common Shares in settlement of Awarded Units by either delivering certificates representing such Common Shares to the Participant (if requested by the Participant in accordance with Section 6.3(a) of the Plan and the Company has elected, in its sole discretion, to issue certificates (as opposed to electronic book entry form with respect to its Common Shares)) or by registering the Common Shares in the Participant’s name. c. Effect of Settlement. Neither the Participant nor any of the Participant’s successors, heirs, assigns or personal representatives shall have any further rights or interests in any Awarded Units that have been paid and settled. Although a settlement date or range of dates for settlement are specified above, the Company retains discretion to determine the settlement date, and no Participant or beneficiary of a Participant shall have any claim for damages or loss by virtue of the fact that the market price of Common Shares was higher on a given date upon which settlement could have been made as compared to the market price on or after the actual settlement date (any claim relating to settlement will be limited to a claim for delivery of Common Shares and related dividend equivalents). 7. Legend. The following legend shall be inserted on a certificate, if issued, evidencing Common Shares issued under the Plan if the Common Shares were not issued in a transaction registered under the applicable federal and state securities laws: “Common Shares represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.” 8. Dividend Equivalents. During the period beginning on the Date of Grant and ending on the date that Common Shares are issued in settlement of Awarded Units, the Participant will accrue dividend equivalents equal to the cash dividend or distribution that would have been paid had the Awarded Unit been an issued and outstanding Common Share on the record date for the dividend or distribution. Such accrued dividend equivalents (i) will vest and become payable upon the same terms and at the same time of settlement as the Awarded Units to which they relate; (ii) will be payable with respect to the total number of Awarded Units that become vested and nonforfeitable; and (iii) will be denominated and payable solely in cash. Dividend equivalent payments, at settlement, will be net of applicable federal, state, local and social insurance withholding taxes (subject to Section 22 of this Agreement). 9. Adjustment to Number of Awarded Units. The number of Awarded Units shall be subject to adjustment in accordance with Articles 11 through 13 of the Plan. Any such adjustment shall be made taking into account any crediting of cash dividend equivalents to the Participant under Section 8 in connection with such transaction or event. Restricted Share Units credited to the Participant as a result of an adjustment shall be subject to the same forfeiture and settlement terms as applied to the related Awarded Units prior to the adjustment. 10. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

11. Participant’s Acknowledgments. The Participant acknowledges that a copy of the Plan has been made available for his review by the Company, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement. The Participant acknowledges and agrees that (i) sales of Common Shares delivered in settlement of the Awarded Units will be subject to the Company’s policies regulating trading by Employees, Consultants and Outside Trustees, including any applicable “blackout” or other designated periods in which sales of Common Shares are not permitted, and (ii) Common Shares delivered in settlement will be subject to any recoupment or “clawback” policy applied with prospective or retroactive effect. 12. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland (excluding any conflict of laws rule or principle of Maryland law that might refer the governance, construction, or interpretation of this agreement to the laws of another state). 13. No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an Employee or as a Consultant or as an Outside Trustee, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee, Consultant, or Outside Trustee at any time. 14. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein. 15. Covenants and Agreements as Independent Agreements. Each covenant and agreement that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement. 16. Entire Agreement. This Agreement, together with the Plan and the Employment Agreement (if applicable), supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan or the Employment Agreement (if applicable) and that any agreement, statement or promise that is not contained in this Agreement or the Plan or the Employment Agreement (if applicable) shall not be valid or binding or of any force or effect. 17. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

18. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties. Notwithstanding the preceding sentence, the Company may amend the Plan or this Agreement to the extent permitted by the Plan. 19. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement. 20. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. 21. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith: a. Notice to the Company shall be addressed and delivered as follows: Physicians Realty Trust 309 N. Water Street, Suite 500 Milwaukee, Wisconsin 53202 Attn: Corporate Secretary Fax: (414) 249-4720 Notice to the Participant shall be addressed and delivered as set forth on the signature page. 22. Tax Requirements. The Participant is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement. The Company or, if applicable, any Subsidiary (for purposes of this Section 22, the term “Company” shall be deemed to include any applicable Subsidiary) shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with this Award. The Company may, in its sole discretion, also require the Participant receiving Common Shares in settlement of Awarded Units pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to this Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing Common Shares, if such certificate is requested by the Participant in accordance with Section 6.3(a) of the Plan. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the Participant to the Company of Common Shares, other than (A) Restricted Shares, or (B) Common Shares that the Participant has acquired from the Company within six (6) months prior thereto, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting of this Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. 23. REIT Status. This Agreement shall be interpreted and construed in a manner consistent with the Company’s status as a real estate investment trust. 24. Unfunded Plan. The Participant acknowledges and agrees that any rights of the Participant to the Participant’s Awarded Units and related dividend equivalents and any other related rights shall constitute bookkeeping entries on the books of the Company and shall not create in the Participant any right to or claim against any specific assets of the Company or any Subsidiary, nor result in the creation of any trust or escrow account for the Participant. With respect to the Participant’s entitlement to any payment hereunder, the Participant shall be a general creditor of the Company. 25. Code Section 409A. Payments made pursuant to this Agreement are intended to be exempt from, or to otherwise comply with, Section 409A of the Code and the Treasury regulations and guidance issued thereunder (collectively, “Code Section 409A”). Accordingly, other provisions of the Plan or this Agreement notwithstanding, the provisions of this Section 25 will apply in order that the Awarded Units, and related dividend equivalents and any other related rights, will be exempt from or otherwise comply with Code Section 409A. In addition, the Company and the Committee reserve the right, to the extent the Company or the Committee deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that all Awarded Units, and related dividend equivalents and any other related rights, are exempt from or otherwise comply, and in operation comply, with Code Section 409A (including, without limitation, the avoidance of penalties thereunder). Other provisions of the Plan and this Agreement notwithstanding, the Company makes no representations that the Awarded Units, and related dividend equivalents and any other related rights, will be exempt from or avoid any penalties that may apply under Code Section 409A, makes no undertaking to preclude Code Section 409A from applying to the Awarded Units and related dividend equivalents and any other related rights, and will not indemnify or provide a gross up payment to a Participant (or his beneficiary) for any taxes, interest or penalties imposed under Code Section 409A. The settlement of Awarded Units that constitute nonqualified deferred compensation within the meaning of Code Section 409A (“409A Awarded Units”) may not be accelerated by the Company except to the extent permitted under Code Section 409A. The Company may, however, accelerate the vesting of 409A Awarded Units, without changing the settlement terms of such 409A Awarded Units. In the case of any settlement of 409A Awarded Units during a specified period following any date triggering a right to settlement, the Participant shall have no influence on any determination as to the tax year in which the settlement will be made. Notwithstanding any other provision in this Agreement, if the Participant is a “specified employee” for purposes of Code Section 409A as of the date of the Participant’s Termination of Service, then to the extent any amount payable under this Agreement (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Code Section 409A, (ii) is payable upon the Participant’s Termination of Service for a reason other than death, and (iii) under the terms of this Agreement would be payable prior to the six-month anniversary of the Participant’s Termination of Service, such payment shall be delayed and paid to the Participant on the day that is six months and one day following the Participant’s Termination of Service or, if earlier, within ninety (90) days following the Participant’s death.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his or her consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof. COMPANY: PHYSICIANS REALTY TRUST By: Name: Title: PARTICIPANT: Signature Name: Address: